ROCHDALE MAGNA PORTFOLIO
                            ROCHDALE ATLAS PORTFOLIO

                       SUPPLEMENT DATED DECEMBER 31, 1998
                        TO PROSPECTUS DATED JULY 7, 1998
                  SUPERCEDES SUPPLEMENT DATED OCTOBER 26, 1998

    THE FOLLOWING INFORMATION SHOULD BE INSERTED ON PAGE 4 OF THE PROSPECTUS:

                       FEES AND EXPENSES OF THE PORTFOLIOS

** Through July 31, 1999, Rochdale has undertaken to waive its fees or make payments of fund expenses for the Portfolios to assure that the annual ratios of operating expenses to average net assets will not exceed 1.75% for each
Portfolio. Thereafter, Rochdale has undertaken to continue to waive or reduce its fees or make payments of fund expenses for the Portfolios to assure that the annual ratios of operating expenses to average net assets will not exceed 2.50% for the Rochdale Magna Portfolio and 2.75% for the Rochdale Atlas Portfolio. Without Rochdale's undertaking, it is estimated that "Other Expenses" in the above table would be 1.75% for the Rochdale Magna Portfolio and 2.00% for the Rochdale Atlas Portfolio and "Total Operating Expenses" would be 3.00% for the Rochdale Magna Portfolio and 3.25% for the Rochdale Atlas Portfolio. Additionally, Rochdale waived its fees and reimbursed the Portfolios for 100% of all fund expenses for October, 1998, and during November and December, 1998, waived its fees and reimbursed each Portfolio to the extent expenses exceeded 0.75%. To the extent Rochdale waives fees or pays fund expenses, the Portfolios may reimburse Rochdale within the following three years. See "Management and Administration." Each Portfolio has adopted a Distribution Plan under which it may pay Rochdale a fee at an annual rate of up to 0.25% of the Portfolio's net assets for distribution expenses and services. Over an extended period of time, a long-term shareholder may pay more, directly and indirectly, in sales charges and such fees than the maximum sales charge permitted under the rules of the National Association of Securities Dealers, Inc. ("NASD"). This is recognized and permitted by the NASD. At this time Rochdale has determined that no 12b-1 fee will be assessed for the first year of the Portfolios' operations.